MANAGERS AMG FUNDS

TIMESSQUARE MID CAP GROWTH FUND

Supplement dated June 18, 2008

to the Prospectus dated May 1, 2008

The following information supplements and supersedes any information to the contrary relating to TimesSquare Mid Cap Growth Fund (the “Fund”), a series of Managers AMG Funds, contained in the Fund’s Prospectus dated May 1, 2008 (the “Prospectus”).

Effective immediately, footnote three under the table titled “Annual Fund Operating Expenses (expenses that are deducted from Fund assets)” on page five of the Prospectus is hereby deleted and replaced with the following:

3 The Fund has entered into arrangements with unaffiliated broker-dealers pursuant to which a portion of the commissions paid by the Fund may be directed by the Fund to pay a portion of its expenses. In addition, the Fund may receive credits against its custodian expenses for uninvested overnight cash balances. Due to these expense offsets, the Fund incurred actual “Total Annual Fund Operating Expenses” for the fiscal year ended December 31, 2007 in an amount less than the amounts shown above. After giving effect to these expense offsets, the “Total Annual Fund Operating Expenses” for the fiscal year ended December 31, 2007 for the Fund were 1.20% for the Premier Class and 1.04% for the Institutional Class.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE